UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 22, 2019

Akorn, Inc.
(Exact Name of Registrant as Specified in Charter)

Louisiana	001-32360	72-0717400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1925 W. Field Court, Suite 300, Lake Forest, Illinois 60045
(Address of Principal Executive Offices) (Zip Code)
(847) 279-6100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	AKRX	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.  Other Events.

As previously disclosed, on August 9, 2019, Akorn, Inc. (the “Company”) and the other defendants in a putative class action litigation captioned In re Akorn, Inc. Data Integrity Securities Litigation, C.A. No. 18-cv-1713 (N.D. Ill.) (the “Securities Class Action”), concerning certain alleged violations of the Securities Exchange Act of 1934, entered into a Stipulation and Agreement of Settlement (the “Settlement Agreement”) to resolve the Securities Class Action and the claims of the putative class.  Under the terms of the Settlement Agreement, the Company and the other defendants in the Securities Class Action have the unilateral right to terminate the Settlement Agreement on or before the third business day prior to the hearing on final approval of the Settlement Agreement (the “Termination Deadline”) if persons who purchased, in aggregate, a number of shares exceeding an agreed threshold (the “Termination Threshold”) timely and validly opt out of and elect not to participate in or be bound by the terms of the Settlement Agreement.  Under the terms of the Settlement Agreement, putative class members so desiring to opt out of and elect not to participate in or be bound by the Settlement Agreement were required to timely mail a request for exclusion from the terms of the Settlement Agreement to the claims administrator for the Securities Class Action by November 12, 2019.

As of the November 12, 2019 deadline for requests for exclusion, the claims administrator had received requests for exclusion from putative class members representing claims that substantially exceed the Termination Threshold, thereby providing the Company and the other defendants with the unilateral right to terminate the Settlement Agreement.  As of November 22, 2019, none of the putative class members who delivered requests for exclusion had withdrawn its request, and the Company and the other defendants have not yet made a final determination as to whether they should exercise their termination right under the Settlement Agreement.  Among the putative class members who timely filed requests for exclusion from the terms of the Settlement Agreement are the plaintiffs in two separate pending actions, captioned Twin Master Fund, Ltd. et al. v. Akorn, Inc. et al., C.A. No. 19-cv-3648 (N.D. Ill.) (the “Twin Action”), and Manikay Master Fund, LP et al. v. Akorn, Inc. et al., C.A. No. 19-cv-4651 (N.D. Ill.) (the “Manikay Action”), that make allegations against the Company and the other defendants that are substantially similar to the allegations made in the Securities Class Action.  The Company and the other defendants have moved to dismiss the Twin Action and Manikay Action. Those motions have not yet been decided.

On November 22, 2019, the Company, the other defendants in the Securities Class Action and the lead plaintiffs jointly moved for a 60-day adjournment of the hearing on final approval of the settlement of the Securities Class Action presently scheduled for December 3, 2019 (the “Motion for Adjournment”) in light of the pendency of the motions to dismiss the Twin Action and the Manikay Action.  If the Motion for Adjournment is granted, the Termination Deadline will be the third business day prior to the rescheduled hearing on final approval of the settlement of the Securities Class Action.  There can be no assurance that the court will grant the Motion for Adjournment or that, if granted, the court will rule on the motions to dismiss the Twin Action and Manikay Action within the 60-day period prior to the rescheduled hearing on final approval of the settlement of the Securities Class Action.

Cautionary Note Regarding Forward-Looking Statements

This report includes statements that may constitute “forward-looking statements”, including statements regarding the Company’s plans, goals, strategy and expectations regarding the Securities Class Action, the Manikay Action and the Twin Action, as well as possible developments or outcomes in those proceedings and their impact on the Company. When used in this document, the words “will,” “target,” “expect,” “continue,” “believe,” “anticipate,” “estimate,” “intend,” “could,” “would,” “strives” and similar expressions are generally intended to identify forward-looking statements. These statements are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. A number of important factors could cause actual results of the Company and its subsidiaries to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to: (i) the effect of the Delaware Court of Chancery’s October 1, 2018 decision against the Company and the Delaware Supreme Court’s December 7, 2018 order affirming the Chancery Court’s decision on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally, (ii) the risk that ongoing or future litigation against the defendants or related to the court’s decision may result in significant costs of defense, indemnification and/or liability, (iii) the outcome of the investigation conducted by the Company, with the assistance of outside consultants, into alleged breaches of FDA data integrity requirements relating to product development at the Company and any actions taken by the Company, third parties or the FDA as a result of such investigations, (iv) the difficulty of predicting the timing or outcome of product development efforts, including FDA and other regulatory agency approvals and actions, if any, (v) the timing and success of product launches, (vi) difficulties or delays in manufacturing, (vii) the Company’s increased indebtedness and obligation to comply with certain covenants and other obligations under its standstill agreement with its first lien term loan lenders (the “Standstill Agreement”), (viii) the Company’s obligation under the Standstill Agreement to enter into a comprehensive amendment that is satisfactory in form and substance to the first lien term loan lenders, (ix) the risk that the holders of a significant number of shares have opted out of and elected not to participate in or be bound by the Settlement Agreement in the Securities Class Action, (x) the risk that the Settlement Agreement may not obtain the necessary approval by the court or may be terminated in accordance with its terms, (xi) the risk that the court will not grant the Motion for Adjournment, or that, if granted, the court will not rule on the motions to dismiss the Twin Action and Manikay Action within the 60-day period prior to the rescheduled hearing on final approval of the settlement of the Securities Class Action, (xii) the risk that insurance proceeds, common shares or other consideration contemplated to be exchanged pursuant to the proposed settlement of the Securities Class Action is not available at the appropriate time and (xiii) such other risks and uncertainties outlined in the risk factors detailed in Part I, Item 1A, “Risk Factors,” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (as filed with the Securities and Exchange Commission (“SEC”) on March 1, 2019) and in Part II, Item 1A, “Risk Factors,” of the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2019 (as filed with the SEC on May 9, 2019), June 30, 2019 (as filed with the SEC on August 2, 2019) and September 30, 2019 (as filed with the SEC on October 31, 2019) and other risk factors identified from time to time in the Company’s filings with the SEC. Readers should carefully review these risk factors, and should not place undue reliance on the Company’s forward-looking statements. These forward-looking statements are based on information, plans and estimates at the date of this report. The Company undertakes no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akorn, Inc.

Date: November 25, 2019	By:	/s/ Duane A. Portwood
Duane A. Portwood
Chief Financial Officer